SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 17, 2000
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                                 NCT Group, Inc.
                (formerly Noise Cancellation Technologies, Inc.)
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               (Exact name of Registrant as specified in Charter)


        Delaware                  0-18267                       59-2501025
----------------------           --------------               --------------
(State or other juris-            (Commission                  (IRS Employer
diction of incorporation)         File Number)                Identification
                                                                   Number)


20 Ketchum Street, Westport, Connecticut                            06880
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code:             (203) 226-4447


                                      None
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          (Former name or former address, if changes since last report)




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Item 4.        Changes in Registrant's Certifying Accountant.

        On July 17, 2000, the Company notified its independent accountants, Richard A. Eisner & Co., LLP ("RAE") that the auditing services of RAE would no longer be required. RAE's dismissal was approved by the registrant's Board of Directors. RAE originally was selected as the Company's independent accountants in January, 1995 to audit the Company's consolidated financial statements as of and for the year ended December 31, 1994.

        During the two fiscal years ended December 31, 1999, and during the subsequent interim period preceding their dismissal as the Company's independent accountants, there were no disagreements with RAE on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of RAE, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. RAE's reports on the Company's consolidated financial statements as of and for the years ended December 31, 1999 and December 31, 1998, did not contain any adverse opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. A letter from RAE is attached as Exhibit 16.

        On July 17, 2000, the Company engaged the accounting firm of Goldstein Golub Kessler LLP ("GGK") as independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2000. The engagement was authorized by the registrant's Board of Directors. During the fiscal year ended December 31, 1999, and the subsequent period, neither the Company nor any person on the Company's behalf consulted GGK regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.

Item 7.        Exhibits

Exhibit No.                  Description                     Sequential Page No.
-----------                  -----------                     -------------------

16                    Letter of Richard A. Eisner & Co., LLP          4
                      re change in certifying accountant



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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   NCT GROUP, INC.
                                                   Registrant



                                              By:    /s/  Cy E. Hammond
                                                    ---------------------------
                                                     Cy E. Hammond
                                                     Senior Vice President and
                                                     Chief Financial Officer


Date:   August 8, 2000


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